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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 19, 2007

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        001-16587                    58-1597246
 (State or Other                (Commission File              (I.R.S. Employer
 Jurisdiction of                     Number)                   Identification
  Incorporation)                                                   Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 3.01     Notice of Delisting.

       (d) On November 19, 2007, Orion HealthCorp, Inc. (the "Company") notified the American Stock Exchange (the "AMEX") that it intends to voluntarily delist its Class A Common Stock, $0.001 par value (the "Common Stock"), from the AMEX upon approval of the proposal (the "Proposal") to be voted on at the Company's special stockholders' meeting to be held on Thursday, November 29, 2007. The Proposal is described in detail in the Schedule 14A definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on November 14, 2007 and mailed to the Company's stockholders. If the Proposal is approved by its stockholders, the Company will proceed with the voluntary delisting and promptly file Form 25 with the SEC. If the Proposal is not approved by its stockholders, the Company will promptly notify the AMEX that it is withdrawing its request to voluntarily delist the Common Stock.

               Additionally, on November 19, 2007, the Company issued a press release regarding the aforementioned delisting from AMEX. The press release is attached as Exhibit 99.1 to this current report.


Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
99.1           Copy of press release issued by the Company on November 19, 2007.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ORION HEALTHCORP, INC.


                            By: /s/ Terrence L. Bauer
                                ---------------------------
                                    Terrence L. Bauer
                                    Chief Executive Officer



Date:    November 19, 2007

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
-------         -----------------------

99.1         Copy of press release issued by the Company on November 19, 2007.